Exhibit 99.2

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007 AND 2006

PPL MANAGEMENT, INC. AND SUBSIDIARIES

TABLE OF CONTENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007 AND 2006

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Stockholders

PPL Management, Inc. and Subsidiaries

Eau Claire, Wisconsin

We have audited the accompanying consolidated balance sheets of PPL Management, Inc. and Subsidiaries as of December 31, 2008 and 2007, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PPL Management, Inc. and Subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

LarsonAllen LLP

Eau Claire, Wisconsin
March 30, 2009, except for Note 15
as to which the date is September 5, 2009

(1)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2008 AND 2007

	2008	2007
ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$25,777,455	$16,885,602
Accounts Receivable:
Current Billings on Contracts	9,503,680	24,546,404
Retainages on Contracts	969,442	5,625,619
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	3,931,497	-
Other Receivables	9,315	-
Prepaid Expenses	3,862,761	1,003,538

Total Current Assets	44,054,150	48,061,163

INVESTMENTS AND OTHER ASSETS
Equity in Joint Venture	1,732,294	1,524,726

PROPERTY AND EQUIPMENT
Land	662,525	652,455
Equipment	58,124,298	30,543,617
Vehicles	9,495,424	6,398,072
Office equipment	1,118,248	740,145
Building	1,078,463	980,357

Total	70,478,958	39,314,646
Less Accumulated Depreciation	14,293,511	5,741,317

Net Property and Equipment	56,185,447	33,573,329

Total Assets	$101,971,891	$83,159,218

See accompanying Notes to Financial Statements.

(2)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (CONTINUED)

DECEMBER 31, 2008 AND 2007

	2008	2007
LIABILITIES AND EQUITY

CURRENT LIABILITIES
Current Maturities of Long-Term Debt	$13,804,888	$6,838,565
Accounts Payable	11,245,763	7,442,513
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	1,324,718	11,711,406
Accrued Expenses:
Compensation	74,298	537,070
Taxes, Other than Income Taxes	215,364	598,764
Profit Sharing	205,897	106,774
Union Benefits	440	76,668
Workers Compensation and Other	4,693,202	505,171

Total Current Liabilities	31,564,570	27,816,931

LONG-TERM LIABILITIES
Long-Term Debt (Less Current Maturities)	23,433,946	15,836,524

Total Long-Term Liabilities	23,433,946	15,836,524

Total Liabilities	54,998,516	43,653,455

CONTROLLING INTEREST IN EQUITY
Members’ Equity	42,001,107	36,913,391

NON-CONTROLLING INTEREST IN EQUITY	4,972,268	2,592,372

Total Equity	46,973,375	39,505,763

Total Liabilities and Equity	$101,971,891	$83,159,218

(3)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

	2008	2007	2006
	AMOUNT	AMOUNT	AMOUNT

CONTRACT REVENUES EARNED	$506,959,422	$302,540,819	$49,669,334

CONTRACT COSTS	415,718,219	264,974,530	42,294,520

CONTRACT GROSS PROFIT	91,241,203	37,566,289	7,374,814

OPERATING EXPENSES	4,611,806	3,072,771	1,351,186

INCOME FROM OPERATIONS	86,629,397	34,493,518	6,023,628

OTHER INCOME (EXPENSE)
Interest Income	626,078	422,912	9,098
Miscellaneous Income	34,228	16,658	6,145
Gain (Loss) on Sale of Assets	(12,095)	8,356	(31,976)
Interest Expense	(1,464,275)	(1,096,680)	(352,285)
Income Tax	(38,368)	(3,450)	(12,272)
Miscellaneous Expense	(55,794)	-	-

Total Other Expense	(910,226)	(652,204)	(381,290)

NET INCOME BEFORE NON-CONTROLLING INTEREST	85,719,171	33,841,314	5,642,338

Non-controlling Interest in Net Income	2,408,033	1,629,182	125,216

NET INCOME	$83,311,138	$32,212,132	$5,517,122

See accompanying Notes to Financial Statements.

(4)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EQUITY

DECEMBER 31, 2008, 2007, AND 2006

	Controlling Interest	Non-controlling Interest	Total Equity
BALANCE, JANUARY 1, 2006	$5,568,613	$113,645	$5,682,258

Net Income	5,517,122	125,216	5,642,338

Distributions	(397,048)	(8,103)	(405,151)

Contributions	-	2,745	2,745

Transfer of Vehicles	(814,143)	814,143	-

BALANCE, DECEMBER 31, 2006	9,874,544	1,047,646	10,922,190

Net Income	32,212,132	1,629,182	33,841,314

Distributions	(5,173,285)	(105,577)	(5,278,862)

Contributions	-	21,121	21,121

BALANCE, DECEMBER 31, 2007	36,913,391	2,592,372	39,505,763

Net Income	83,311,138	2,408,033	85,719,171

Distributions	(77,433,261)	(818,298)	(78,251,559)

Transfer of Vehicles	(790,161)	790,161	-

BALANCE, DECEMBER 31, 2008	$42,001,107	$4,972,268	$46,973,375

See accompanying Notes to Financial Statements.

(5)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

DECEMBER 31, 2008, 2007, AND 2006

	2008	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$83,311,138	$32,212,132	$5,517,122
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Non-controlling Interest in Net Income	2,408,033	1,629,182	125,216
Depreciation	8,673,818	4,256,979	1,036,527
(Gain) Loss on Sale of Equipment	12,095	(8,356)	31,976
Equity in Net Income from Joint Venture	(5,957,568)	(10,698,021)	(26,705)
(Increase) Decrease in:
Contract Accounts Receivable	19,689,586	(18,309,783)	(3,900,502)
Prepaid Expenses	(2,859,223)	(978,284)	48,699
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	(3,931,497)	877,027	(266,397)
Increase (Decrease) in:
Accounts Payable	3,803,250	5,850,964	87,316
Billings in Excess of Costs and Estimated
Earnings on Uncompleted Contracts	(10,386,688)	11,606,710	(257,423)
Accrued Expenses	3,364,754	499,020	939,733
Income Taxes Payable	-	(11,947)	11,947

Net Cash Provided by Operating Activities	98,127,698	26,925,623	3,347,509

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in Joint Venture	-	(50,000)	-
Payments for Purchase of Equipment and Vehicles	(7,738,259)	(6,815,707)	(1,576,223)
Proceeds from Sale of Property Plant and Equipment	88,785	-	-
Distributions from Investment In Joint Venture	5,750,000	9,250,000	-

Net Cash Provided (Used) by Investing Activities	(1,899,474)	2,384,293	(1,576,223)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Long-Term Debt	(11,155,755)	(5,981,367)	895,000
Proceeds from Long-Term Debt	2,070,943	-	(1,317,378)
Net Change in Line of Credit	-	(2,000,000)	(500,000)
Contributions - Non-controlling Interest	-	21,121	2,745
Distributions	(78,251,559)	(5,278,862)	(405,151)

Net Cash Used by Financing Activities	(87,336,371)	(13,239,108)	(1,324,784)

NET INCREASE IN CASH AND CASH EQUIVALENTS	8,891,853	16,070,808	446,502

Cash and Cash Equivalents - Beginning of Year	16,885,602	814,794	368,292

CASH AND CASH EQUIVALENTS - END OF YEAR	$25,777,455	$16,885,602	$814,794

SUPPLEMENTAL DISCLOSURES
Interest Paid	$1,464,275	$1,096,680	$352,285
Non-cash Investing and Financing Transactions:
Transfer of equipment from controlling interest to non-controlling interest	790,161	-	814,143
Property and equipment additions acquired with long-term debt	23,648,557	19,194,750	7,889,863

See accompanying Notes to Financial Statements.

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company’s Business and Operating Cycle

PPL Management, Inc. is the holding company for Precision Pipeline, LLC (Pipeline). Pipeline services the oil and gas industries which own and operate interstate and intrastate pipelines in the United States as both a general contractor and subcontractor. The Company constructs large and small diameter loop and lateral lines.

The length of the Company’s contracts varies, but is typically one to two years. Accordingly, assets to be realized and liabilities to be liquidated within the operating cycle are classified as current assets and liabilities.

Basis of Consolidation

In January 2008, PPL Management, Inc. acquired additional membership units of Precision Pipeline, LLC. After this acquisition PPL owned a controlling interest in Precision Pipeline, LLC (98%). Prior to 2008 PPL Management, Inc. was a variable interest entity of Precision Pipeline, LLC. The remaining two percent ownership is included in non-controlling interest in equity in the accompanying financial statements. The consolidated group included in the accompanying financial statements has not changed. The 2007 and 2006 financial statements have been reclassified to reflect this change in ownership for comparative purposes.

In December 2003, the Financial Accounting Standards Board (FASB) issued revised FASB Interpretation 46, “Consolidation of Variable Interest Entities” (FIN 46R). FIN 46R requires certain variable interest entities (VIEs) to be consolidated by the primary beneficiary of the entity if the investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

The consolidated financial statements include the statements of PPL Management, Inc. (PPL), Precision Pipeline, LLC (Pipeline) and two VIEs, Precision Transport, LLC (Transport), and Precision Land Company, LLC (Land), of which Pipeline is the primary beneficiary. All transactions and balances between Pipeline, Transport, Land, and PPL have been eliminated upon consolidation.

Noncontrolling interest represents Precision Transport, LLC, Precision Land Company, LLC and 2% of Precision Pipeline, LLC.

Estimates and Assumptions

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue and Cost Recognition

Revenues from fixed-price, modified fixed-price and unit price construction contracts are recognized on the percentage-of-completion method, only after the contract attains a 10% completion stage, measured by the percentage of costs incurred to date to estimated total costs for each contract. This method is used because management considers expended costs to be the best available measure of progress on these contracts.

Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method, or ratably over the term of the project, depending upon the terms of the individual contract. Because of inherent uncertainties in estimating costs and revenues, it is at least reasonably possible that the estimates used will change.

Contract costs include all direct material, subcontractors, labor costs, and equipment costs and those indirect costs related to contract performance. Operating expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revenues are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements are accounted for as changes in estimates in the current period. Profit incentives are included in revenues when their realization is reasonably assured. Claims are included in revenues when realization is probable and the amount can be reliably estimated.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Concentrations of Credit Risk

The Company performs credit evaluations of its customers and subcontractors and may require surety bonds. Liens are filed, when permissible, on construction contracts where collection problems are anticipated. As of December 31, 2008 and 2007, accounts receivable are due from gas and utility companies.

The Company’s cash balances are maintained in various bank deposit accounts. At various times during the year the balances in those accounts were in excess of those insured by the Federal Deposit Insurance Corporation.

Cash and Cash Equivalents

Cash equivalents are securities held for cash management purposes having maturities of three months or less from date of purchase.

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contracts Receivable

Contracts receivable from performing construction are based on contracted prices. The Company provides an allowance for doubtful collections which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. Normal contracts receivable are due 30 days after the issuance of the invoice. Contract retentions are due 30 days after completion of the project and acceptance by the owner. Receivables past due more than 120 days are considered delinquent.

Delinquent receivables are written off based on individual credit valuation and specific circumstances of the customer. There are no allowances for delinquent receivables at December 31, 2008 and 2007.

Contract receivables from three customers in 2008 and two customers in 2007, represented approximately 70% and 86%, respectively, of total customer receivables for the years ended December 31, 2008 and 2007, respectively. No other customers represented greater than 10% of the total customer receivables in 2008 and 2007.

Joint Ventures

The Company accounts for joint ventures using the one-line equity method of accounting for equity in the joint venture and proportionate consolidation for revenues and expenses of the joint venture.

Property and Equipment

Property and equipment are carried at cost, less accumulated depreciation. The Company depreciates property and equipment using the straight-line method over the estimated lives of the assets. The estimated useful lives are as follows:

Equipment	3-7 Years
Vehicles	5 Years
Office Equipment	5-7 Years
Building	39 Years

In 2008 and 2006 the Company transferred trailers and other transportation related vehicles from Precision Pipeline, LLC to Precision Transportation, LLC at their carrying cost.

Long-Lived Assets

Long-lived assets to be held and used are tested for recoverability whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over the fair value of the asset. Certain long-lived assets to be disposed of by sale are reported at the lower of carrying amount or fair value less cost to sell.

(9)

PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

Pipeline, Transport, and Land are Wisconsin limited liability companies and are taxed under the partnership provisions of the Internal Revenue Code and comparable state regulations. As such, the companies do not pay federal or state income taxes on their taxable income. Instead, the members report on their personal income tax returns, the companies’ taxable income and tax credits.

The PPL Management has elected to be taxed as an S Corporation. Under provisions of the Internal Revenue Code and similar provisions of Wisconsin law, the Company does not pay federal or state corporate income taxes on its taxable income.

In lieu of corporation income taxes, the stockholders include their respective shares of the Company’s taxable income and tax credits in their individual income tax returns.

The companies have committed to making distributions to the members and shareholders to offset income taxes incurred as a result of the pass through income.

The Company has elected to defer application of FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes.” The Company follows Financial Accounting Standard No. 5 “Accounting for Contingencies” for evaluating uncertain tax positions.

Reclassifications

Certain prior year amounts have been reclassified for comparative purposes to conform with the current year presentation.

NOTE 2 CONTRACT CONCENTRATIONS

Contract revenues from four contracts in 2008, three contracts in 2007, and three contracts in 2006 represented approximately 76%, 68%, and 40%, respectively, of total contract revenues for the years ended December 31, 2008, 2007 and 2006, respectively. No other contracts represented greater than 10% of the total contract revenues in 2008, 2007, and 2006. Accounts receivable from these contracts at December 31, 2008 and 2007 were $1,149,475 and $26,015,017, respectively.

NOTE 3 COSTS, ESTIMATED EARNINGS AND BILLINGS ON CONTRACTS IN PROCESS

	2008	2007
Costs Incurred on Uncompleted Projects	$644,768,782	$398,352,951
Estimated Gross Profit	79,083,551	33,293,453

Contract Revenues Earned	723,852,333	431,646,404
Less: Billings to Date	721,245,554	443,357,810

Total	$2,606,779	$(11,711,406)

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 3 COSTS, ESTIMATED EARNINGS AND BILLINGS ON CONTRACTS IN PROCESS (CONTINUED)

Reported in the accompanying consolidated balance sheets as follows:

	2008	2007
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	$3,931,497	$-
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	(1,324,718)	(11,711,406)

Total	$2,606,779	$(11,711,406)

NOTE 4 JOINT VENTURE

On August 15, 2006, Precision Pipeline, LLC entered into a 25% interest joint venture with U.S. Pipeline, Inc., Michels Corporation, and Welded Construction, L.P. The joint venture is recorded on the equity basis and at December 31, 2008 and 2007. The following is a summary of the balance sheet, and statement of operations for the years ended December 31, 2008 and 2007:

	2008		2007
	Joint Venture Total	Company's Share of Joint Venture	Joint Venture Total	Company's Share of Joint Venture

Total Estimated Contract	$1,677,404,000	$419,351,000	$938,000,000	$234,500,000

Total Estimated Gross Profit	$85,364,000	$21,341,000	$50,000,000	$12,500,000

Revenue	$721,599,928	$180,399,982	$749,695,877	$187,423,969
Expenses	697,769,654	174,442,415	706,903,793	176,725,948

Net Income	$23,830,274	$5,957,568	$42,792,084	$10,698,021

Current Assets	$37,122,050	$9,280,513	$24,722,995	$6,180,750
Equipment	-	-	-	-

Total Assets	$37,122,050	$9,280,513	$24,722,995	$6,180,750

Current Liabilities	$30,192,876	$7,548,219	$18,624,093	$4,656,024
Long-Term Liabilities	-	-	-	-

Total Liabilities	30,192,876	7,548,219	18,624,093	4,656,024

Equity in Joint Venture	6,929,174	1,732,294	6,098,902	1,524,726

Total Liabilities and Partners' Equity	$37,122,050	$9,280,513	$24,722,995	$6,180,750

There was limited activity for the joint venture in 2006.

The joint venture is accounted for using the one-line equity method on the accompanying consolidated balance sheets and the proportionate consolidation method on the accompanying consolidated statements of operations. At December 31, 2008 and 2007, Precision Pipeline, LLC had receivables from this joint venture of approximately $1,878,000 and $12,849,000, respectively.

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 5 REVOLVING AND NON-REVOLVING CREDIT LINES

The Company has a line of credit with a bank at prime plus .5% (3.75% at December 31, 2008). Total credit facility of $12,000,000 requiring monthly installments of interest only, due May 15, 2009, secured by a general business security agreement and guarantees of the members. There were no amounts outstanding on this line at December 31, 2008 and 2007.

The Company’s revolving credit lines contain certain restrictive covenants which include maintaining certain financial ratios, restrictions on mergers and acquisitions, sales of receivables, conduct of business, sale and leaseback transactions, indebtedness and liens, guarantees of others’ debt, and loans to other entities. As of December 31, 2008 and for the period then ended, the Company was in violation of one of these loan covenants. The bank has subsequently waived the violation and has amended the credit agreement for this violation.

NOTE 6 LONG-TERM NOTES PAYABLE

Payable to:	2008	2007

Line of credit with a bank. Total credit facility of $4,000,000 requiring monthly installments of $105,349, including interest at 5.70%, due August 2011, secured by a general business security agreement.	$1,678,758	$-

Note payable to a bank in monthly installments of $22,066, including interest at 6.99%, due December 31, 2011, secured by vehicles.	714,152	920,171

Note payable to a bank in monthly installments of $33,552, including interest at 7.25%, due April 27, 2010, secured by vehicles.	510,236	861,906

Note payable to a bank in monthly installments of $72,698, including interest at 5.50%, due June 15, 2011, secured by vehicles.	2,025,856	-

Note payable to a bank in monthly installments of $2,817 plus interest at LIBOR + 1.85 (2.93% at December 31, 2008), due March 10, 2022, secured by mortgage and guarantees of members	1,232,275	1,263,120

7.00% note payable to a bank in monthly installments of $4,753, including interest, due October, 2010, secured by vehicles.	1,082,795	1,140,733

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 6 LONG-TERM NOTES PAYABLE (CONTINUED)

	2008	2007
Prime minus .25% (3.00% at December 31, 2008) Equipment line of credit with a bank. Total credit facility of $500,000 requiring monthly installments of $15,692, including interest, secured by a general business security agreement and guarantees of the members. Paid in full during 2008.	-	292,244

Notes payable to financing companies due in monthly installments ranging from $3,085 to $24,393, including interest ranging from 0% to 7.53%, due dates ranging from January 2009 to September 2012, secured by equipment and vehicles.	1,430,281	1,390,179

Notes payable to banks in monthly installments ranging from $937 to $14,228, including interest ranging from 5.65% to 7.50%, due dates ranging from January 2009 to May 2010, secured by equipment, vehicles, and a general business security agreement and guarantees of the members. All notes paid in full by December 31, 2008.	-	437,336

Capitalized lease obligations, at imputed interest rates ranging from 0% to 9.94%, monthly payments totaling $614,406, secured by leased assets.	28,564,481	16,369,400

Total	37,238,834	22,675,089
Less: Current Portion	13,804,888	6,838,565

Long-Term Portion	$23,433,946	$15,836,524

Maturity requirements on long-term debt as of December 31, 2008 are as follows:

Year Ending December 31,	Amount
2009	$13,804,888
2010	11,708,137
2011	4,974,345
2012	1,350,335
2013	4,363,487
Thereafter	1,037,642

Total	$37,238,834

NOTE 7 LEASE AGREEMENTS

Office and shop facilities are leased under operating lease agreements. The office lease was an annual lease that expired June 30, 2007. The shop lease was a month-to-month rental agreement. Rent expense for these operating leases for the periods ended December 31, 2008, 2007, and 2006, was $7,610, $33,737, and $56,449, respectively.

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 7 LEASE AGREEMENTS (CONTINUED)

The Company rents various pieces of construction equipment under month-to-month and long-term lease agreements. The long-term equipment leases are operating and capital leases which expire in various years through 2013. In addition, the Company is required to pay maintenance and insurance costs. Rental payments on all the equipment operating leases amounted to approximately $3,070,000, $2,601,000, and $496,000 for the years ended December 31, 2008, 2007, and 2006, respectively.

Capitalized leased assets consist of:

	2008	2007
Equipment and Vehicle	$38,962,875	$19,250,378
Less - Accumulated depreciation	6,417,147	1,897,208

Total	$32,545,728	$17,353,170

Minimum lease payments for capital and operating leases in future years are as follows:

	Capital Leases	Operating Leases
Year Ending December 31,
2009	$11,439,864	$2,546,492
2010	10,055,544	515,320
2011	3,824,284	-
2012	1,413,777	-
2013	4,406,321	-

Total Minimum Lease Payments	$31,139,790	$3,061,812

Less: Interest	(2,575,309)

Present Value of Minimum Lease Payments	$28,564,481

NOTE 8 QUALIFIED RETIREMENT PLAN

The Company has adopted a qualified profit sharing plan. Employee eligibility is determined by age, years of service, and the number of hours worked. Contributions to the plan are at the discretion of the board of directors, but may not exceed 25% of total eligible compensation. The Company matches employees’ voluntary contributions up to 4% of compensation. The Company’s contributions to the plan were $272,848, $150,619, and $67,711 for the years ended December 31, 2008, 2007, and 2006, respectively. Employees are permitted to make voluntary contributions up to the maximum amount allowed by the Internal Revenue Code.

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 9 BUY-SELL AGREEMENT

The members and the Company have a buy-sell agreement. In the event of a member’s death, disability, or termination, the remaining members have the option to redeem the applicable shares of common stock at a price determined under the terms of the agreement.

NOTE 10 LABOR FORCE

100% of the Company’s contract labor personnel are covered by collective bargaining agreements. The agreements are scheduled to expire within two years.

The Company makes contributions to various multi-employer union pension plans. The Plans cover all of the Company’s union employees. The contributions are determined in accordance with the provisions of the negotiated labor contracts based on the aggregate number of hours worked. Information as to the Company’s portion of the accumulated plan benefits, plan net assets and unfunded vested benefits is not determinable. In the event of withdrawal from the Plan(s), the Company may be subject to payment of a withdrawal liability. Management does not intend to take action which would subject it to such liability.

Contributions to the various unions for the various union fringe benefits, including pension, was approximately $46,781,000, $25,764,000, and $4,044,382 for the years ended December 31, 2008, 2007, and 2006, respectively.

NOTE 11 VARIABLE INTEREST ENTITIES

In December 2003, the FASB issued revised FASB Interpretation 46 (FIN 46R), “Consolidation of Variable Interest Entities.” FIN 46R requires that a company that holds a variable interest in an entity consolidate the entity if the company’s interest in the variable interest entity (VIE) is such that the company will absorb a majority of the VIE’s expected losses and/or receive a majority of the VIE’s expected residual returns, if they occur. In such cases, the company is the primary beneficiary of the VIE. FIN 46 also requires additional disclosures about primary beneficiaries and other significant variable interest holders. As a result, the entities described below have been included in these financial statements.

Precision Transport, LLC is a transportation company that provides transportation services to Precision Pipeline, LLC. Precision Land Company, LLC was created to own the land and building that Precision Pipeline is using for its office and shop facilities. These two entities began operations in 2006. Precision Pipeline has guaranteed all of the financing of these entities and has the primary risk of loss related to these notes. Therefore, Precision Pipeline, LLC is considered the primary beneficiary of these entities.

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 11 VARIABLE INTEREST ENTITIES (CONTINUED)

The financial information of Precision Transport Company, LLC, and Precision Land Company, LLC for the years ended December 31, 2008 and 2007 is summarized below:

	2008
	Precision Transport Company, LLC	Precision Land Company, LLC

Assets	$6,435,099	$1,376,926
Liabilities	3,250,244	1,232,275

Members’ Equity	$3,184,855	$144,651

Revenues	$29,999,100	$330,929
Expenses	29,399,893	224,043

Net Income	$599,207	$106,886

	2007
	Precision Transport Company, LLC	Precision Land Company, LLC

Assets	$3,583,903	$1,300,886
Liabilities	1,782,078	1,263,121

Members’ Equity	$1,801,825	$37,765

Revenues	$14,040,046	$175,753
Expenses	13,082,367	161,854

Net Income	$957,679	$13,899

NOTE 12 COMMITMENTS AND CONTINGENCIES

The Company is currently party to various claims and legal proceedings arising from the normal course of business. Although the outcome and the eventual liability of the Company, if any, in these matters cannot be presently determined, it is the opinion of management that the resolution of those claims not covered by insurance will not have a material adverse effect on the financial condition of the Company.

The Company has initiated a claim against a customer for approximately $14,500,000. Management has elected to defer recognition of the revenue on this claim until it has been settled.

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 13 FAIR VALUES OF FINANCIAL INSTRUMENTS

The fair values of financial instruments at December 31, 2008 and 2007 were as follows:

Cash and cash equivalents –

The carrying amount reported in the consolidated balance sheets approximates fair value based on current interest rates.

Long-term debt –

The Company’s long-term debt is fixed and variable rate loans that reprice within three years; therefore, the carrying value of the Company’s long-term debt approximates fair value based on current incremental borrowing rates available for similar arrangements.

NOTE 14 RELATED PARTY TRANSACTIONS

The Company had transactions with three companies that are owned or controlled by relatives of the shareholders. The following table summarizes transactions for the years ended December 31, 2008, 2007, and 2006:

	2008	2007	2006

Income from Equipment Rentals	$661,833	$386,510	$-
Purchases of subcontractors, materials, and supplies	15,238,271	12,496,263	408,774

The transactions with the related parties include the following accounts receivable and accounts payable as of December 31, 2008 and 2007:

	2008	2007

Accounts Receivable	$517,231	$338,196
Accounts Payable	925,025	955,420

NOTE 15 SUBSEQUENT EVENTS

The statement of operations for the year ended December 31, 2008 includes approximately $5,642,000 from the resolution of a claim outstanding on a construction contract at December 31, 2007.

Subsequent to year end the Company resolved claims outstanding on two construction contracts at December 31, 2008. The Company will recognize revenue of $12,138,000 in 2009 from the settlement of these claims.

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PPL MANAGEMENT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007, AND 2006

NOTE 15 SUBSEQUENT EVENTS (CONTINUED)

Subsequent to year end the Company received the final approval and payment of an $11,574,000 contract incentive from 2008. The incentive payment was contingent on the results of tests performed in 2009. The incentive payment will be recognized as revenue in 2009.

In September 2009, the Company entered into an exclusive negotiation agreement with an unrelated third party for the purchase of the membership interests of Precision Pipeline, LLC and Precision Transport, LLC.

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